ABC FUNDING, INC.
                             STOCK OPTION AGREEMENT

      This Stock Option Agreement (this "Agreement") is effective as of May 22, 2008 (the "Option Grant Date") by and between ABC Funding, Inc., a Nevada corporation having its principal place of business at 919 Third Avenue, 39th Floor, New York, NY 10022 (the "Company"), and Robert P. Munn, an individual residing in the State of Texas (the "Optionee"). The Optionee and the Company hereby agree as follows:

      1. Grant. The Company hereby grants to the Optionee an option (the "Option") to purchase up to an aggregate of 500,000 shares (the "Optioned Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), at an exercise price (the "Exercise Price") of $0.57 per Optioned Share.

      2. Term. The Option granted hereby shall terminate no later than at the close of business on May 22, 2015 (the "Termination Date").

      3. Exercisability; Termination of Employment; Change of Control.

            (a) Exercisability. Subject to Sections 3(b) and 3(c) below, the Option shall vest and may be exercised in whole or in part for up to 500,000 Optioned Shares at any time from and after the first anniversary date of the Option Grant Date (the "Vesting Date") until the Termination Date; provided, that on such Vesting Date, the Optionee shall have been continuously employed by the Company through such date. To the extent the Option has become vested and is exercisable, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. Optioned Shares that are available to be issued to the Optionee upon exercise pursuant to this Section 3 are referred to herein as "Exercisable Shares."

            (b) Termination of Employment.

                  (1) If the Optionee's employment under his current employment agreement with the Company ("Employment Agreement") is terminated by the Company without Cause (as defined in the Employment Agreement) or by the Optionee pursuant to the requirements for his voluntary resignation for Good Reason (as defined in the Employment Agreement) prior to the Vesting Date, then Optioned Shares that had not yet vested and become exercisable as of the employment termination date shall immediately vest and become exercisable in a number that is equal to (x) multiplied by (y), where (x) is the total number of Optioned Shares that would have become exercisable on the Vesting Date, and (y) is a fraction, the numerator of which is the number of whole thirty-day periods the Optionee was employed from the Option Grant Date through such termination date and the denominator of which is twelve (12).

                  (2) If the Optionee's employment with the Company is terminated by the Company for Cause or by the Optionee other than pursuant to the requirements for voluntary resignation for Good Reason, or for any other reason (except as provided in Section 3(b)(1) above), then the unvested portion of the Option shall be immediately forfeited and canceled, but any portion of the Option that had vested prior thereto shall continue to be exercisable by the Optionee pursuant to the terms hereof.

            (c) Acceleration of Vesting Upon Change of Control. Notwithstanding the provisions of Sections 3(a) and 3(b) above, in the event the Company undergoes a "change of control" as defined below, and provided that Optionee is employed by the Company on such date, then all non-vested Optioned Shares shall immediately vest and Optionee shall have the right to exercise this Option for the full amount of Optioned Shares, less any previously exercised shares. For purposes of this Option, a change of control shall mean any of the following events:

                  (i) a merger of consolidation to which the Company is a party if the individuals and entities who were stockholders of the Company immediately prior to the effective date of such merger or consolidation have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of less than 50% of the total combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation;

                  (ii) the acquisition or holding of direct or indirect
            beneficial ownership (as defined under Rule 13d-3 of the Exchange
            Act) of securities of the Company representing in the aggregate 30% or more of the total combined voting power of the Company's then issued and outstanding voting securities by any person, entity or group of associated persons or entities acting in concert, other than any employee benefit plan of the Company or of any subsidiary of the Company, or any entity holding such securities for or pursuant to the terms of any such plan;

                  (iii) the sale of all or substantially all of the assets of the Company to any person or entity that is not a wholly-owned subsidiary of the Company; or

                  (iv) the approval by the stockholders of the Company of any plan or proposal for the liquidation of the Company or its material subsidiaries, other than into the Company.

Notwithstanding the foregoing, no "change of control" shall be deemed to occur in connection with the Company's acquisition of Voyager Gas Corporation.

      4. Procedure for Exercise.

            (a) Notice. The Optionee may exercise the Option at any time with respect to all or any part of the Exercisable Shares by giving the Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of Exercisable Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

            (b) Payment of Exercise Price. Full payment (in U.S. Dollars) by the Optionee of the Exercise Price for the Exercisable Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Board, in whole or in part through the surrender of previously acquired shares of Common Stock (valued at their fair


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

market value on the exercise date). If the Optionee fails to pay for any of the Exercisable Shares specified in such notice or fails to accept delivery thereof, the Optionee's right to purchase such Exercisable Shares may be terminated by the Company. The date specified in the Optionee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Exercisable Shares to be purchased upon such exercise shall have been received by such date.

            (c) Cashless Exercise. In addition to the method of payment set forth above, provided that the Common Stock is either registered on a national securities exchange or quoted on a national quotation system at the time of exercise, Optionee shall have the right to exercise this Option in full or in part by delivering written notice to the Company, and Optionee shall receive the number of Exercisable Shares equal to the product of (x) the number of Exercisable Shares as to which this Option is being exercised, multiplied by (y) a fraction, the numerator of which is the Market Price (defined below) of the Common Stock minus the Exercise Price of the Exercisable Shares and the denominator of which is the Market Price of the Common Stock. As used in this Agreement, the phrase "Market Price" for any given date shall be deemed to be the last reported sale price on the trading day immediately preceding such date, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days immediately preceding such date on which reported sales did take place, in either case as officially reported by the OTC Bulletin Board or the principal securities exchange on which the Common Stock is listed or admitted to trading if so listed and admitted.

            (d) Other Limitations on Exercise. The obligation of the Company to deliver shares of Common Stock upon the exercise hereof shall be subject to the condition that if at any time the Company's Board of Directors shall determine in its sole discretion that the listing, registration or qualification of the Option or the Exercisable Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of this Option or the issuance or purchase of stock hereunder, then this Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

      5. Adjustment of and Changes in Stock of Company. If the Company at any time after the Option Grant Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Option will be proportionately increased. If the Company at any time after the Option Grant Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Exercisable Shares issuable upon exercise of this Option will be proportionately decreased. Any adjustment under this Section 5 shall become effective at the close of business on the date the subdivision or combination becomes effective.


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

      6. Non-Transferability of Option. During the Optionee's lifetime, this Option shall be exercisable only by the Optionee or any guardian or legal representative of the Optionee, and the Option shall not be transferable except, in case of the death of the Optionee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of this Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Optionee and it shall thereupon become null and void.

      7. Restrictions on Underlying Stock. The shares of Common Stock issuable upon exercise of this Option may not be sold, pledged, hypothecated, transferred or assigned in the absence of an effective registration statement for the securities under the applicable federal and state securities laws or an opinion of counsel satisfactory to the Company to the effect that such registration is not required thereunder.

      8. "Piggy-Back" Registration Rights. If at any time commencing on the first anniversary of the date hereof and expiring five (5) years hereafter, the Company proposes to register any of its securities under the Securities Act of 1933 (other than in connection with an initial public offering or in connection with a Form S-8 or any successor form as may be adopted by the Securities and Exchange Commission), then the Company shall afford the Optionee the opportunity to include for sale in such registration statement, shares of Common Stock acquired by the Optionee upon the exercise of this Option; provided, however, that if the Company's underwriter shall advise the Company in writing that in its opinion the number of shares to be included in such registration is too large, then the Company will include only such number of Option Shares as such underwriter shall so advise.

      9. Nonqualified Option. The Option granted hereby shall be treated as a nonqualified stock option and not as an incentive stock option under the Internal Revenue Code.

      10. No Rights as Stockholder. Neither the Optionee nor any personal representatives shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Common Stock purchasable or issuable upon the exercise of this Option, in whole or in part, prior to the date of exercise of this Option in accordance with the provisions hereof, and then only to the extent of the shares of Common Stock so purchased or issued.

      11. Successors and Assigns. This Option shall not be assignable by the Optionee without the prior consent of the Company, which shall not be unreasonably withheld. This Option shall be binding upon the successors and assigns of the Company, and shall be expressly assumed by any successor to the Company pursuant to a merger in which the Company is not the surviving entity.

      12. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This certificate is deemed to have been delivered in the State of Texas and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Stock Option Agreement are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.


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

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized representative and the Optionee has hereunto set his hand as of the Option Grant Date.


                                        ABC FUNDING, INC.

                                        By: /s/ Steven Barrenechea
                                            ------------------------------------
                                            Name:  Steven Barrenechea
                                            Title: Chairman & CEO


                                        /s/ Robert P. Munn
                                        -----------------------------------
                                        Robert P. Munn


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